Exhibit 10.1

[EXECUTION COPY]

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 12, 2013, is among LONE PINE RESOURCES INC., a Delaware corporation (“Parent”), LONE PINE RESOURCES CANADA LTD., formerly known as Canadian Forest Oil Ltd., a corporation amalgamated under the laws of the Province of Alberta, Canada (“Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the Credit Agreement (together with its successors and assigns, the “Lenders”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

1.                                      Parent, Borrower, the Administrative Agent, the Lenders and others as agents are parties to that certain Credit Agreement dated as of March 18, 2011, as previously amended pursuant to that certain First Amendment to Credit Agreement, dated as of April 29, 2011, that certain Second Amendment to Credit Agreement, dated as of September 21, 2011 and that certain Third Amendment to Credit Agreement, dated as of February 5, 2012 (as amended, the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to, and extensions of credit on behalf of, Borrower.

2.                                      The parties to the Credit Agreement intend to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.                                        Amendment.

A.                                    Section 2.7(i) of the Credit Agreement hereby is amended by replacing the phrase “shall exceed 10% of the amount of the then current Borrowing Base” with the phrase “shall exceed 5% of the amount of the then currently effective Borrowing Base”.

B.                                    Section 6.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“                                          SECTION 6.1  Ratio of Total Debt to EBITDA.  Parent will not permit its ratio of Total Debt outstanding to EBITDA (calculated for the last four consecutive fiscal quarter period then most recently ended for which financial statements are available) to be greater than (i) for any period on or before June 30, 2013, 4.50 to 1.0 and (ii) for any period after June 30, 2013, 4.00 to 1.0.”

C.                                    Section 7.5(g) of the Credit Agreement hereby is amended by replacing the phrase “shall exceed 10% of the amount of the then currently effective Borrowing Base” with the phrase “shall exceed 5% of the amount of the then currently effective Borrowing Base”.

D.                                    Section 7.7(a) of the Credit Agreement hereby is amended by inserting the following immediately prior to the period at the end of such subsection:

“; provided, however, that for the purposes of determining compliance with the requirements set forth in this Section 7.7(a) for Hedging Agreements for any period involving calendar year 2013, the specific Hedging Agreements described on Schedule 7.7(a) attached hereto shall not be included for the purposes of such calculation; provided further that Borrower, Parent and its Restricted Subsidiaries shall not enter into any Hedging Agreements relating to calendar year 2013 production without the prior written consent of the Required Lenders”.

E.                                     The Credit Agreement is hereby amended by inserting Schedule 7.7(a) attached hereto as Schedule 7.7(a) to the Credit Agreement following Schedule 7.5 thereto.

II.                                   Borrowing Base.  Each of the Administrative Agent, the Lenders, the Borrower and the Parent agree that, for the period from and including the Fourth Amendment Effective Date (as defined below) until the next scheduled redetermination as of November 1, 2013, but subject to Section 2.7 of the Credit Agreement in all respects, the Borrowing Base will be set at C$185,000,000.

III.                              Effectiveness.  This Amendment shall become effective as of April 15, 2013 (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received

A.                                    Counterparts hereof duly executed by Borrower, Parent, the Administrative Agent and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party)

B.                                    (i) An amendment fee for the account of each Lender executing this Amendment and returning its signature page to the Administrative Agent on or before 4:00 p.m., Houston time, April 15, 2013 of 5 basis points multiplied by the Commitment of such Lender and (ii) such other fees otherwise agreed in writing by the Borrower.

IV.                               Reaffirmation of Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, Parent and Borrower each hereby reaffirms, as of the date hereof, that the representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such earlier date).

V.                                    Defined Terms.  Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

VI.                               Reaffirmation of Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

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VII.                          Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND CANADA APPLICABLE THEREIN.

VIII.                     Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IX.                              Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

X.                                   Headings.  Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XI.                              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

XII.                         No Oral Agreements.  THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Parent, Borrower, the undersigned Lenders and the Administrative Agent under the Credit Agreement have executed this Amendment as of the date first above written.

LONE PINE RESOURCES INC.

By:	/s/ Shane K. Abel
Name:	Shane K. Abel
Title:	Vice President, Finance & Treasurer

LONE PINE RESOURCES CANADA LTD., formerly known as Canadian Forest Oil Ltd.

By:	/s/ Shane K. Abel
Name:	Shane K. Abel
Title:	Vice President, Finance & Treasurer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent and as a Lender

By:	/s/ M. N. Tam
Name: M.N. Tam
Title: Senior Vice President

THE TORONTO-DOMINION BANK, as a Co-Syndication Agent and as a Lender

By:	/s/ Vicki Ferguson
Name: Vicki Ferguson
Title: Authorized Signatory

BANK OF MONTREAL, as a Co-Syndication Agent and as a Lender

By:	/s/ Dana Fleury
Name: Dana Fleury
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and as a Lender

By:	/s/ Albert Kwan
Name: Albert Kwan
Title: Director

By:	/s/ Michael Linder
Name: Michael Linder
Title: Director

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Co-Documentation Agent and as a Lender

By:	/s/ Richard Valade
Name: Richard Valade
Title: President

UNION BANK, CANADA BRANCH, as a Lender

By:	/s/ Matt Schwann
Name: Matt Schwann
Title: Vice President

By:	/s/ Phil Taylor
Name: Phil Taylor
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, Cayman Islands Branch), as a Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Vice President

By:	/s/ Wei-Jen Yuan
Name: Wei-Jen Yuan
Title: Associate

WELLS FARGO BANK, N.A., Canadian Branch, as a Lender

By:	/s/ Victor Martinez
Name: Victor Martinez
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Sonia G. Tibbatts
Name: Sonia G. Tibbatts
Title: Authorized Signatory

Schedule 7.7(a)

Summary of Hedge Position - Lone Pine Resources Inc. (as of April 12, 2013)

Hedge Type	Calendar Year 2013

Natural Gas (MMBtu/d):

Swaps	—
Weighted Average Price ($/MMBtu)	—

Collars	30,000
Weighted Average Floor Price ($/MMBtu)	$3.250
Weighted Average Ceiling Price ($/MMBtu)	$3.925

Crude Oil (Bbls/d):

Swaps	500
Weighted Average Price (US$/Bbl)	$101.000
Swaps	2,000	(1)
Weighted Average Price (CDN$/Bbl)	$98.600

Note:      Hedge counterparties consist of Bank of Montreal, The Bank of Nova Scotia, CIBC and Credit Suisse.

(1)           In connection with receiving premium pricing on a calendar year 2013 oil swap, Lone Pine granted a call option for the same period on 500 bbls/d with a strike pride of C$95.05/bbl.

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